Blugrass Energy Inc. outlines Capital Expenditure for Cave Pool Project

CALGARY, AB--(Marketwire - ) - Blugrass Energy Inc. (OTC.BB:BLUG - News)  is pleased to announce a capital expenditure budget for its Cave Pool Project for 2010 in Eddy County New Mexico.  We have estimated mechanical repairs, which will include the pulling of rods and setting the pumps below the perforations for optimum pumping will be approximately $25,000 per well.  Re-working and completion of wells will include pulling rods, pump and tubing, plugging off of deeper completion intervals if necessary, then perforating Grayburg zones, installing new tubing and packer into the well, installing injection wellhead and installation of new injection line to well will be approximately $100,000 per well.

Blugrass Energy has the potential to add 100 infill development drilling locations based on 20 acre spacing, with drilling and completion of infill wells is anticipated to be approximately $275,000 per well.  The estimated production is from these in fill locations cold produce anywhere from 50 BOPD to 150 BOPD. However, there is no assurance that these production levels will be attained as drilling of these locations have not commenced.  These wells typically decline sharply after initial production anywhere from 20 BOPD and 50 BOPD.  Re-perforation & Re-stimulation of additional Grayburg zones in the existing Cave Pool Unit wells and the stimulation of the overall Grayburg intervals are estimated to cost $65,000 per well.

Blugrass Energy’s initial focus will be restoring its existing wells to optimum production and then perforating and completing additional bypassed pay zones.  The objective is to increase oil production and PDP reserves with minimum expenditure and to maximize return.

Blugrass Energy Inc. Joint Venture partner Doral Energy owns and operates 186 wells in the surrounding area.  Doral has significant expertise in rehabilitating wells and improving production using new technologies.

The Artesia-Vaccuum Trend produces from the Northwest Shelf of the Permian Basin and has 13 reservoirs that produce over 1 MMBO annually, with cumulative production of 796 MMBO as of 2000.  The Cave Pool Unit project lies within the Grayburg Jackson reservoir, which has cumulative production of over 128 MMBO.  Development of lower permeability since the mid-1990’s has successfully reversed production declines.

Mr. Berscht, President of Blugrass Energy Inc., states, “the Cave Pool project represents a great investment for Blugrass and its shareholders, because of the low capital expenditure to upside return it represents.  We intend on proving up the reserves with our infill drilling program and creating long term value from the asset.”

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE. EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH OIL AND GAS EXPLORATION AND DEVELOPMENT AND NEEDS FOR FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF THE NASD, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

Contact:

Contact:
Blugrass Energy Inc.
Tony Collins
1-877-511-0110

No virus found in this incoming message.
Checked by AVG - www.avg.com
Version: 8.5.436 / Virus Database: 271.1.1/2754 - Release Date: 03/18/10 07:33:00